UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

 ACCELERATE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40232	86-1209097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 John F. Kennedy Parkway

Short Hills, New Jersey 07078

(Address of principal executive offices, including zip code)

(973) 314-3060

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	AAQC.U	New York Stock Exchange
Class A common stock included as part of the units	AAQC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 28, 2022 Accelerate Acquisition Corp. (the “Company”) filed a definitive proxy statement relating to a special meeting of shareholders to approve (i) amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment Proposals”) and (ii), an amendment to the Investment Management Trust Agreement, dated March 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Proposals”), which would, if implemented, allow the Company to redeem all of its outstanding shares of Class A common stock, par value $0.0001 per share (the “Public Shares”) in advance of the Company’s contractual expiration date of March 22, 2023 by changing the date by which the Company must cease all operations except for the purpose of winding up if it fails to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (a “Business Combination”) from March 22, 2023 to December 15, 2022 (the “Early Termination Date”). In connection with the approval of the Charter Amendment Proposals, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the trust account (the “Voluntary Redemption”). The Company expects to complete the Voluntary Redemption on or around the Early Termination Date if shareholders approve the Proposals.

If the Proposals are approved, the Company will redeem all remaining Public Shares not redeemed in the Voluntary Redemption not more than ten business days after the Early Termination Date. Additionally, the last day of trading of the Public Shares will be December 15, 2022, if shareholders approve the Proposals.

The virtual special meeting will be held on Tuesday, December 15, 2022, at 9:30 a.m. Eastern Time, and the record date for the meeting is the close of business (New York time) on November 25, 2022.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the receipt of the requisite stockholder approval to effect this proposed transaction. These forward-looking statements speak only as of the date of the foregoing communication, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2022	Accelerate Acquisition Corp.

	By:	/s/ Michael Simoff
	Name:	Michael Simoff
	Title:	Chief Financial Officer

2